FVL                                                                  PROXY CARD

                       FIRST TRUST VALUE LINE(R) 100 FUND

   PROXY SOLICITED BY THE BOARD OF TRUSTEES - SPECIAL MEETING ON MAY 17, 2007

The undersigned holder of shares of the First Trust Value Line(R) 100 Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark
R. Bradley and Kristi A. Maher as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 8:00 a.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement dated March 21, 2007, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                   For questions regarding the Proxy or to
                                   cast your vote over the phone, please
                                   call (800) 926-7043. You may also enter
                                   your voting instructions via the Internet at www.proxyvote.com up until 11:59 pm Eastern Time on May 15, 2007.


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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE
SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

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Signature                                                          Date



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Signature                                                          Date


 Has your address changed?                         Do you have any comments?

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      PLEASE SIGN, DATE, CAST YOUR VOTE ON REVERSE SIDE AND RETURN PROMPTLY
                      IN THE ENCLOSED ENVELOPE. THANK YOU.

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This proxy, if properly executed, will be voted in the manner directed below.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.


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Approval of the Agreement and Plan of Reorganization and the transactions contemplated therein as discussed in the Prospectus/Proxy Statement dated March 21, 2007.

                               [ ] FOR          [ ] AGAINST        [ ] ABSTAIN



                  PLEASE SIGN, DATE, CAST YOUR VOTE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.



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